                                                                   EXHIBIT 10.14



                            SUBORDINATION AGREEMENT

               THIS SUBORDINATION AGREEMENT (this "Agreement"), is entered into as of December 22, 2000, by and among Liberty Media Corporation, a Delaware corporation (together with its successors and permitted assigns, the "Subordinated Creditor") and Liberty Livewire Corporation, a Delaware corporation (together with its successors and permitted assigns, the "Borrower"), in favor of each of the Senior Creditors (as defined below).

                                    RECITALS

               A. The Borrower has entered into the Credit Agreement dated as of December 22, 2000 by and among the Borrower, the financial institutions parties thereto as "Lenders", Bank of America, N.A., as swingline lender, issuer and administrative agent, Salomon Smith Barney, Inc., as syndication agent, The Bank of New York Company, Inc., as documentation agent and Banc of America Securities LLC, as lead arranger and book runner (such Credit Agreement, as the same may from time to time be amended, renewed, refunded, restructured, refinanced or expanded in whole or in part with the same or other lenders, the "Senior Credit Agreement").

               B. The execution and delivery of this Agreement by the Subordinated Creditor and the Borrower is a condition precedent to the extension of credit to the Borrower by the Senior Creditors.

               NOW, THEREFORE, in consideration of the Recitals and in order to induce the Senior Creditors to enter into the Senior Credit Agreement and extend credit to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

               SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings given to them in the Senior Credit Agreement. As used in this Agreement, the following terms shall have the meanings specified below (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

               "Administrative Agent" means Bank of America, N.A., in its capacity as "Administrative Agent" under the Senior Credit Agreement, and any successor thereto in such capacity.

               "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person shall mean the power, directly or indirectly, either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

               "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

               "Senior Credit Agreement" has the meaning specified in the Recitals.

               "Senior Creditors" means the holders of the Senior Indebtedness including, without limitation, the Administrative Agent and the other "Agents" under the Senior Credit Agreement, the "Lenders" under the Senior Credit Agreement, the "Issuer" under the Senior Credit Agreement, and their respective successors and assigns.

               "Senior Default" means a "Default" under and as defined in the Senior Credit Agreement or any other agreement evidencing Senior Indebtedness, or the failure to pay when due any installment of principal, premium, if any, or interest on any note or other instrument evidencing Senior Indebtedness.

               "Senior Indebtedness" means all present and future Obligations (as defined in the Senior Credit Agreement) of Borrower or any Subsidiary of Borrower at any time and from time to time owed to any Senior Creditor, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise and including, without limitation, (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans under the Senior Credit Agreement and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any Subsidiary, as applicable, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding and whether the Administrative Agent, for the benefit of the Senior Creditors, is oversecured or undersecured with respect to such Loans), (ii) the Reimbursement Obligations under the Senior Credit Agreement, (iii) any obligation of the Borrower under any Hedging Agreement entered into with any Senior Creditor or any of their respective Affiliates, (iv) all fees and disbursements of counsel to any of the Senior Creditors that are required to be paid by the Borrower or any Subsidiary, as applicable, pursuant to the terms of any Senior Loan Document or any Hedging Agreement with any Senior Creditor or any of their respective Affiliates and (v) all other Obligations (as defined in the Senior Credit Agreement).

               "Senior Loan Documents" means the Senior Credit Agreement and the other Loan Documents.

               "Subordinated Credit Agreement" means the First Amended and Restated Credit Agreement dated as of December 22, 2000 between the Borrower and the Subordinated Creditor, as such agreement may from time to time be amended, refunded, restructured, refinanced or expanded in whole or in part with the same or another lender.

               "Subordinated Debt" means all present and future obligations of every kind or nature of Borrower or any of its Subsidiaries at any time and from time to time owed to the Subordinated Creditor, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise and including, without limitation, all "Obligations" of the Borrower under (and as defined in) the Subordinated Credit Agreement.

               "Subordinated Loan Documents" means the Subordinated Credit Agreement or any of the other "Loan Documents" under (and as defined in) the Subordinated Credit Agreement.

               "Subsidiary" of a Person shall mean a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the occurrence of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, all references to Subsidiaries are to Subsidiaries of the Borrower.

               SECTION 2.  Agreement to Subordinate.

               (a) Each of the Subordinated Creditor and the Borrower agrees that the Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior indefeasible payment in full in cash of all Senior Indebtedness now existing or hereafter arising. For the purposes of this Agreement, the Senior Indebtedness shall not be deemed to have been indefeasibly paid in full until all of the Senior Creditors shall have received full payment of the Senior Indebtedness in cash, which payment shall have been retained by each such Senior Creditor for one year and one day or, if longer, a period of time in excess of all applicable preference or other similar periods under any applicable bankruptcy, insolvency or creditors' rights laws. Each of the Borrower and the Subordinated Creditor waives notice of acceptance of this Agreement by the Senior Creditors, and the Subordinated Creditor waives notice of and consents to the making, amount and terms of the Senior Indebtedness which may exist or be created from time to time and any renewal, extension, amendment or modification thereof and any other action which any Senior Creditor or the Senior Creditors in its and their sole and absolute discretion may take or omit to take with respect thereto. This Section 2 shall constitute a continuing offer to all Senior Creditors; its provisions are made for the benefit of the Senior Creditors; and such Senior Creditors are made obligees hereunder and they or each of them may enforce such provisions.

               (b) The Borrower shall not make and shall not permit any Subsidiary to make, and the Subordinated Creditor shall not receive or accept, any payment in respect of Subordinated Debt unless and until all of the Senior Indebtedness has been indefeasibly paid in full in cash, provided, however, that the Borrower may make, and the Subordinated Creditor may accept and receive:

                      (i) payments of accrued interest on the Subordinated Debt in cash, if no Senior Default has occurred and is continuing or would result therefrom, up to a maximum (x) in any fiscal year equal to $5,000,000 and (y) in any fiscal quarter equal to 4% per annum of the average daily principal balance of Loans outstanding during such fiscal quarter; and

                      (ii) any payments of accrued interest on the Subordinated Debt made solely by delivery of shares of Class B Common Stock.

               SECTION 3. In Furtherance of Subordination.

               (a) Upon any distribution of all or any of the assets of Borrower or any Subsidiary in the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to Borrower or any Subsidiary or to its creditors, as such, or to its assets, or (ii) any liquidation, dissolution or other winding up of Borrower or any Subsidiary, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of Borrower or any Subsidiary, then and in any such event the Senior Creditors shall receive indefeasible payment in full in cash of all amounts due or to become due (whether or not a Senior Default has occurred or the Senior Indebtedness have been declared due and payable prior to the date on which they would otherwise have become due and payable) on or in respect of all Senior Indebtedness (including post-petition interest or other debt) before the Subordinated Creditor shall be entitled to receive any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Subordinated Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Debt, in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for the benefit of the Senior Creditors pro rata, for application to the payment or prepayment of the Senior Indebtedness (or, to the extent any of the Senior Indebtedness consists of unmatured Reimbursement Obligations, to be held as collateral for such Reimbursement Obligations), until the Senior Indebtedness shall have been indefeasibly paid in full in cash.

               (b) If any proceeding, liquidation, dissolution or winding up referred to in subsection (a) above is commenced by or against Borrower or any
Subsidiary:

                      (i) The Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated
        Debt) as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Senior Creditors hereunder, provided that in the event the Administrative Agent takes such action, it shall apply all proceeds first to the payment of costs under this Agreement, then to the pro rata indefeasible payment in full in cash of the Senior Indebtedness (or, to the extent any of the Senior Indebtedness consists of unmatured Reimbursement Obligations, to be held as collateral for such Reimbursement Obligations), and any surplus proceeds remaining thereafter shall be paid over to whomsoever may be lawfully entitled thereto; and

                      (ii) the Subordinated Creditor shall duly and promptly take such action as the Administrative Agent may request (A) to collect the Subordinated Debt for account of the Administrative Agent and the other Senior Creditors and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Administrative Agent and the other Senior Creditors such powers of attorney, assignments, or other instruments as the Administrative Agent may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

               (c) All payments or distributions upon or with respect to the Subordinated Debt that are received by or for the account of the Subordinated Creditor contrary to the provisions of this Agreement shall be deemed to be property of, and received in trust for the pro rata benefit of, the Senior Creditors, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid over, in the same form as so received (with any necessary endorsement), to the Administrative Agent for the benefit of the Senior Creditors pro rata for application to the payment or prepayment of the Senior Indebtedness (or, to the extent any of the Senior Indebtedness consists of unmatured Reimbursement Obligations, to be held as collateral for such Reimbursement Obligations), until the Senior Indebtedness has been indefeasibly paid in full in cash.

               (d) The Senior Creditors are hereby authorized to demand specific performance of this Agreement, whether or not Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

               SECTION 4. No Enforcement or Commencement of Any Proceedings. The Subordinated Creditor agrees that, so long as any of the Senior Indebtedness shall remain unpaid, it will not accelerate the maturity of the Subordinated Debt or take any action or commence any proceeding to enforce or collect same or to enforce any other obligation of the Borrower under the Subordinated Loan Documents, or commence or join with any creditor other than the Senior Creditors in commencing, any proceeding referred to in Section 3(a) hereof; provided that the Subordinated Creditor may:

               (i) accelerate the maturity of the Subordinated Debt at any time after the Senior Debt has been accelerated or the Senior Debt has otherwise become due and payable in full in accordance with the terms of the Senior Credit Agreement;

               (ii) file a proof of claim in any proceeding referred to in Section 3(a); and

               (iii) enforce its right to convert all or any portion of the Subordinated Debt into Class B Common Stock of the Borrower, or to receive interest in kind as additional notes under the Subordinated Credit Agreement or in shares of Class B Common Stock, at any time and from time to time (except as provided in Section 3(a) hereof) in accordance with the terms of the Subordinated Loan Documents; provided that the Subordinated Creditor shall not be entitled to, and shall not seek to obtain, any monetary damages or other legal or equitable relief from the Borrower in respect of such right other than the conversion of the Subordinated Debt into Class B Common Stock.

               SECTION 5.  Rights of Subrogation.

               (a) The Subordinated Creditor agrees that no payment or distribution to the Administrative Agent or any other Senior Creditors pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been indefeasibly paid in full in cash.

               (b) The Subordinated Creditor agrees that the subordination provisions contained herein shall not be affected by any action, or failure to act by the Administrative Agent or any other Senior Creditor that results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Subordinated Creditor.

               SECTION 6. Subordination Legend; Further Assurances. The Subordinated Creditor and Borrower will cause each instrument or other contract or agreement evidencing Subordinated Debt to be endorsed with the following legend:

               The indebtedness evidenced by this instrument or contract or agreement is subordinated to the prior payment in full of the "Senior Indebtedness" pursuant to (and as such term is defined in) the Subordination Agreement, dated as of December 22, 2000, executed by Liberty Media Corporation and Liberty Livewire Corporation in favor of the Senior Creditors (as defined in such Subordination Agreement), the provisions of which are incorporated herein and by this reference made a part hereof.

The Subordinated Creditor and Borrower each will further mark, and in the case of Borrower, cause each Subsidiary to mark, its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument or other contract or agreement, upon the Administrative Agent's request cause such Subordinated Debt to be evidenced by an appropriate instrument or other contract or agreement endorsed with the above legend. The Subordinated Creditor and Borrower each will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Administrative Agent may reasonably request in order to protect any right or interest granted or purported to be granted hereby or to enable the

Administrative Agent or any other Senior Creditor to exercise and enforce its rights and remedies hereunder.

               SECTION 7. No Change in or Disposition of Subordinated Debt. The Subordinated Creditor will not, without the prior written consent of the Administrative Agent:

               (a) cancel or otherwise discharge any of the Subordinated Debt (except upon payment in full thereof in accordance with the terms of this Agreement);

               (b) sell, assign, transfer, endorse, pledge, encumber or otherwise dispose of any of the Subordinated Debt;

               (c) permit the terms of any of the Subordinated Debt or any of the Subordinated Loan Documents to be amended or otherwise modified; or

               (d) take, or permit to be taken, any action to assert, collect or enforce the Subordinated Debt or any part thereof, except for the receipt and acceptance of payments of interest to the extent permitted under Section 2(b) and as permitted under Section 4.

               SECTION 8. Agreement by Borrower. The Borrower agrees that it will not make, and not permit any Subsidiary to make, any payment on any of the Subordinated Debt (other than payments of interest permitted under Section 2(b) and any payments of interest made solely in shares of Class B Common Stock, in each case subject to Section 3(a)) until the Senior Indebtedness has been indefeasibly paid in full in cash, or take any other action in contravention of the provisions of this Agreement.

               SECTION 9. Obligations Hereunder Not Affected. All rights and interests of the Senior Creditors and the Administrative Agent hereunder, and all agreements and obligations of the Subordinated Creditor and Borrower hereunder, shall remain in full force and effect irrespective of:

               (a) any lack of validity or enforceability of any document evidencing Senior Indebtedness;

               (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from any of the documents evidencing Senior Indebtedness;

               (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness;

               (d) any failure of the Administrative Agent or any other Senior Creditor to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement, the Senior Credit Agreement or any other Senior Loan Document;

               (e) any reduction, limitation, impairment or termination of any Senior Indebtedness of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Indebtedness; and

               (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, (i) Borrower in respect of the Senior Indebtedness or (ii) the Subordinated Creditor in respect of this Agreement.

               This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the Administrative Agent or any other Senior Creditor upon the insolvency, bankruptcy or reorganization of Borrower or any Subsidiary or otherwise, all as though such payment had not been made. The Subordinated Creditor acknowledge and agrees that the Administrative Agent and each other Senior Creditor may, without notice or demand and without affecting or impairing the Subordinated Creditor's obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Indebtedness or any part thereof including, without limitation, to increase or decease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Indebtedness and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Senior Creditors, in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrower or other obligor, and (v) exercise or refrain from exercising any rights against Borrower, any Subsidiary or any other Person or any Collateral.

               SECTION 10. Obligations Unaffected. Nothing contained in this Subordination Agreement is intended to or shall impair as among Borrower, its creditors other than the holders of Senior Indebtedness, and the Subordinated Creditor, the obligation of Borrower, which shall be absolute and unconditional, to pay to the Subordinated Creditor the principal of and interest on the Subordinated Debt, as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Subordinated Creditor and creditors of Borrower other than the holders of Senior Indebtedness.

               SECTION 11. Reliance on Notices, Etc.

               The Subordinated Creditor shall be entitled to rely on and shall be fully protected in acting upon the delivery to it of written notice by the Administrative Agent relating to the right of any Person to receive any payment or exercise any other rights as a Senior Creditor hereunder. If, however, the Subordinated Creditor determines in good faith that it is not able to establish the identity of the bona fide Administrative Agent, the Subordinated Creditor may request that any Person claiming to be Administrative Agent furnish evidence to the reasonable satisfaction of the Subordinated Creditor as to such status, and if such evidence is not furnished, the Subordinated

Creditor may defer any payment to the Administrative Agent or any other Senior Creditors pending judicial determination as to the right of such agent or creditor to receive such payment.

               SECTION 12. Representations and Warranties. The Subordinated Creditor and the Borrower each hereby represent and warrant as follows:

               (a) the total principal amount of Subordinated Debt now outstanding is as set forth and described on Exhibit I hereto and no default exists in respect of any such Subordinated Debt.

               (b) the Subordinated Creditor owns the Subordinated Debt now outstanding free and clear of any lien, security interest, charge and encumbrance.

               (c) this Agreement constitutes a legal, valid and binding obligation of the Subordinated Creditor and the Borrower, enforceable in accordance with its terms.

               SECTION 13. Amendments, Waivers. Subject to the consent required, if any, of the requisite number of Senior Creditors under their respective agreement or instrument evidencing Senior Indebtedness, no amendment or waiver of any provision of this Agreement nor consent to any departure by the Subordinated Creditor or Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Subordinated Creditor, the Borrower and the Administrative Agent, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay by the Administrative Agent or any other Senior Creditor in exercising, or the exercise or beginning of exercise by the Administrative Agent or any other Senior Creditor of, any right, power or remedy, simultaneous or later shall not preclude the further, simultaneous or later exercise thereof and every right, power or remedy of the Administrative Agent and each other Senior Creditor shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed or authorized by the Administrative Agent or such Senior Creditor, as the case may be. The Subordinated Creditor and the Borrower shall promptly deliver to the Administrative Agent copies of all amendments, waivers or other modifications to this Agreement.

               SECTION 14. Expenses. The Subordinated Creditor and Borrower jointly and severally agree to pay, upon demand, to the Administrative Agent and each other Senior Creditor, as applicable, any and all costs and expenses, including, without limitation, attorneys' fees and disbursements, which the Administrative Agent or such Senior Creditor may incur in connection with the enforcement of any of the rights or interests of the Administrative Agent or any other Senior Creditor hereunder.

               SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and (i) if to Subordinated Creditor, mailed (registered or certified, return receipt requested) or telecopied or hand delivered at its address set forth under its name on the signature pages hereto and (ii) if to Borrower, the Administrative Agent or any other Senior Creditor, mailed (registered or certified, return receipt requested) or hand delivered to it, addressed to it at the address for notices of the Borrower, the Administrative Agent or such other Senior Creditor (as the case may be) specified in the Senior Credit Agreement or as to each party or other Person at such other address as shall be designated by such party or Person in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective upon receipt.

               SECTION 16. Entire Agreement; Severability. This Agreement contains the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

               SECTION 17. Cumulative Rights. The rights, powers and remedies of the Administrative Agent and the other Senior Creditors under this Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent and the other Senior Creditors by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently. The parties hereto expressly acknowledge and agree that the Senior Creditors are entering into the Senior Credit Agreement in reliance on the execution and delivery of this Agreement, and the Senior Creditors are intended third-party beneficiaries hereof.

               SECTION 18. Continuing Agreement; Transfer of Subordinated Notes. This Agreement is a continuing agreement of subordination and the Senior Creditors may, from time to time and without notice to the Subordinated Creditor, extend credit to or make other financial arrangements with the Borrower or any Subsidiary in reliance hereon until written notice of termination shall be delivered by the Subordinated Creditor to the Administrative Agent and the other Senior Creditors by certified mail, return receipt requested. The receipt by the Senior Creditors of such notice shall not affect this Agreement as it relates to any of the Senior Indebtedness then existing, to any of the Senior Indebtedness arising thereafter pursuant to a previous commitment by Senior Creditors or to any amendments to, or extensions or renewals of, any such Senior Indebtedness. This Agreement shall (a) remain in full force and effect until the Senior Indebtedness shall have been indefeasibly paid in full in cash, (b) be binding upon the Subordinated Creditor, the Borrower and their respective successors and assigns, heirs and legatees, and
(c) inure to the benefit of and be enforceable by each Senior Creditor and its respective successors, transferees, and assigns. Without limiting the generality of the foregoing subsection (c), any Senior Creditor may, subject to the provisions of the agreement or instrument governing its Senior Indebtedness, assign or otherwise transfer any Senior Indebtedness held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof to such Senior Creditor herein or otherwise.

               SECTION 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

               SECTION 20. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written

SUBORDINATED CREDITOR:              LIBERTY MEDIA CORPORATION


                                    By: /s/ Elizabeth Markowski
                                       -----------------------------------------
                                    Name:
                                    Title: Senior Vice President

                                    Liberty Media Corporation
                                    9197 South Peoria Street
                                    Englewood, CO  80112
                                    Attention:  Elizabeth M. Markowski, Esq.
                                    Facsimile:  (720) [875-5382]

                                    with copies to:

                                    Baker Botts, L.L.P.
                                    599 Lexington Avenue
                                    New York, NY  10022
                                    Attention:  Marc A. Leaf
                                    Facsimile:  (212) 705-5125

BORROWER:                           LIBERTY LIVEWIRE CORPORATION


                                    By: /s/ William E. Niles
                                       -----------------------------------------
                                    Name: William E. Niles
                                    Title: Senior Vice President

                                    Liberty Livewire Corporation
                                    c/o Four Media Company
                                    625 Arizona Avenue
                                    Santa Monica, CA  90401
                                    Attention:  Marcus O. Evans, General Counsel
                                    Facsimile: (310) 587-1277

                                    with copies to:

                                    Baker Botts, L.L.P.
                                    599 Lexington Avenue
                                    New York, NY  10022
                                    Attention:  Marc A. Leaf
                                    Facsimile:  (212) 705-5125

Acknowledged and Accepted
as of this ___ day of ___________
2000

BANK OF AMERICA, N.A.,
as Administrative Agent for the
Senior Creditors


By: Matthew Koenig
   ----------------------------------
Name:  Matthew Koenig
Title: Managing Director

                                                                       EXHIBIT I

                           EXISTING SUBORDINATED DEBT


                      [TO BE COMPLETED PRIOR TO EXECUTION]